UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 7, 2021

(Date of earliest event reported)

ADVANCED CONTAINER TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	000-29381	65-0207200
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

1620 Commerce St.
Corona, CA	92880
(Address of principal executive offices)	(ZIP Code)

(844) 226-5649
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 8 – Other Events

8.01Other Events.

On February 7, 2021, Action Stock Transfer Corp., of 2469 East Fort Union Blvd., Suite 214, Salt Lake City, UT 84121, became the sole transfer agent for the Registrant’s Common Stock and its Series A Convertible Preferred Stock, replacing Pacific Stock Transfer Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED CONTAINER TECHNOLOGIES, INC.

By:	/s/ Douglas Heldoorn
Douglas Heldoorn
Chief Executive Officer

Dated: February 26, 2021